UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 28, 2005

FIRST MARINER BANCORP
(Exact name of Registrant as specified in Charter)

Maryland	000-21815	52-1834860
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street, Baltimore, MD 21224
(Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code: (410) 342-2600

Not Applicable
(Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b)	Departure of Director.

On November 28, 2005, Bruce H. Hoffman resigned from the Board of Directors of First Mariner Bancorp, effective November 28, 2005 because his regular employment duties require him to relocate to Arizona.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: November 30, 2005	By:	/s/ Joseph Cicero
Joseph Cicero
President